
$360.00
$1,585.00

HMN
FINANCIAL, INC.

# 2020 ANNUAL MEETING

# Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. The Company's actual results could differ materially from those projected in any of these forward-looking statements. Additional information concerning important factors that could cause results to differ materially from those in such forward-looking statements is contained in the Company's reports on file with the Securities and Exchange Commission, including the Annual Report to stockholders for the fiscal year ended December 31, 2019. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no duty to update any forward-looking statements after the date of this presentation.

HMN FINANCIAL, INC.

# Selected Financial Information

# Net Income/Earnings Per Share

(in millions, except EPS information)



$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.4
$8.2
$7.8
$0.90
$1.71
$1.68
2017
2018
2019
Net Income
Earnings Per Share

# Financial Return Metrics


11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.63%
5.52%
1.14%
9.88%
1.05%
8.74%
2017
2018
2019
Return on Average Assets
Return on Average Equity

HMN FINANCIAL, INC.

# Net Interest Income



(in millions)
$28.0
$27.5
$27.0
$26.5
$26.0
$25.5
$25.0
$24.5
$25.9
$28.1
$28.6
Net Interest Income Trend
2017
2018
2019
Net Interest Income

HMN FINANCIAL, INC.

# Average Asset Composition/Yield


($ in millions)
Minnesota Peer Group Average Yield. 4.66%**
$800
$700
$600
$500
$400
$300
$200
$100
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
$698
$95
14%
4.13%
$292
$575
82%
$81
$129
$73
$28
5%
$723
$110
4.35%
15%
$323
$588
81%
$77
$115
$73
$25
4%
$739
$114
4.51%
15%
$332
$593
81%
$69
$119
$73
$32
4%
Interest Earning Asset Trend
2017
2018
2019
Other
Consumer
Residential Real Estate
Commercial Business
Commercial Real Estate & Multi Family
Cash & Investments
Yield

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2019. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

# Average Funding Composition/Cost of Funds


Minnesota Peer Group Average Cost of Funds 0.84%**
($ in millions)
$700
$600
$500
$400
$300
$200
$100
$0
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
COST OF FUNDS
$612
$6
$106
$25
$189
$286
$112 18.3%
$25 4.1%
$475 77.6%
0.29%
$637
$114
$45
$199
$281
$114 17.9%
$45 7.1%
$478 75.0%
0.35%
$641
0.56%
$122
$62
$192
$265
$122 19.0%
$62 9.7%
$457 71.3%
2017
2018
2019
Retail Transaction and Savings Accounts
Commercial Transaction Accounts
Premium Money Market Deposit Accounts
Certificates
Wholesale Fundings (Broker/Advances/Loans)
Cost of Funds

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2019. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

# Non-Interest Expense



(in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$25.3
$25.4
$27.1
$6.2
$6.4
$7.0
Non Interest Expense Trend
$4.1
$4.3
$4.4
$15.0
$14.7
$15.7
2017
2018
2019
Compensation & Benefits
Occupancy and Equipment
Other

HMN FINANCIAL, INC.

# Provision for Loan Losses

*Credit loan loss provisions due to improvement in loan credit quality*


(in millions)
$0.0
($0.5)
($1.0)
($1.5)
($0.5)
($0.6)
($1.2)
2017
2018
2019

# Allowance for Loan and Lease Losses (ALLL)

*ALLL % has trended lower as credit quality continues to improve*

($ in millions)

| | | 2017 | 2018 | 2019 |
|---|---|---|---|---|
| Total loans receivable | $ | 594,798 | 594,856 | 604,574 |
| ALLL (end of period) | $ | 9,311 | 8,686 | 8,564 |
| Loans receivable, net | $ | 585,931 | 586,688 | 596,392 |
| | | | | |
| ALLL as a % of total loans – HMN | | 1.57% | 1.46% | 1.42% |
| ALLL as a % of total loans - MN peer average ** | | 1.30% | 1.29% | 1.15% |
| HMN over average | | 0.27% | 0.17% | 0.27% |
| | | | | |
| General allowance | $ | 8,238 | 7,892 | 7,839 |
| Specific allowance | | 1,073 | 794 | 725 |
| Total ALLL (end of period) | $ | 9,311 | 8,686 | 8,564 |

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2019. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

HMN FINANCIAL, INC.

# Non-Performing Assets (NPAs)

*NPAs continue to remain at low levels*



(in millions)
Minnesota Peer Group Average Non-Performing Assets 0.74%**
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Total $3.8
0.52%
$1.5
$1.7
Total $3.1
0.43%
$1.2
$1.5
Total $2.7
0.34%
$1.3
$0.8
$0.6
2017
2018
2019
Commercial
Other Loans
Real Estate Owned
NPAs as a Percentage of Assets

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2019. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

# Classified Assets
(in millions)



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
44.0%
43.0%
42.0%
41.0%
40.0%
39.0%
38.0%
37.0%
36.0%
35.0%
34.0%
33.0%
$36.7
42.9%
$11.3
$0.9
$22.2
$2.3
$32.6
$9.4
$0.9
36.9%
$20.4
$2.0
$34.4
$8.2
$1.0
37.4%
$22.3
$2.9
2017
2018
2019
Single Family
Commercial Real Estate
Consumer
Commercial Business
% of Tier 1 Capital / ALLL

# HMN Financial, Inc. – Stock Performance

The following graph and table compare the total cumulative stockholders' return on the Company's common stock to the Nasdaq U.S. Stock Index ("Nasdaq Composite"), which includes all Nasdaq traded stocks of U.S. companies, and the Nasdaq Bank Index. The graph and table assume that $100 was invested on December 31, 2014 and that all dividends were reinvested.



Total Return Performance
HMN Financial, Inc.
Nasdaq Composite
Nasdaq Bank
$250
$200
$150
$100
$50
$0
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19

| | Period Ending | | | | | |
|---|---|---|---|---|---|---|
| Index | **12/31/14** | **12/31/15** | **12/31/16** | **12/31/17** | **12/31/18** | **12/31/19** |
| HMN Financial, Inc. | $100.00 | 93.15 | 141.13 | 154.03 | 158.23 | 169.44 |
| Nasdaq Composite | $100.00 | 106.96 | 116.45 | 150.96 | 146.67 | 200.49 |
| Nasdaq Bank | $100.00 | 107.08 | 147.27 | 155.68 | 129.17 | 160.44 |

# 10 Year Trends
# Funding, Credit Quality and Capital

# Funding Mix (in millions)



$800
$700
$600
$500
$400
$300
$200
$100
$0
$684
$19
$107
$218
$17
$147
$176
18.4%
$126
34.4%
$235
47.2%
$323
$656
$56
$68
$180
$38
$149
$165
$515
$34
$16
$138
$27
$154
$146
$554
$7
$8
$114
$102
$165
$158
$498
$1
$97
$54
$178
$168
$562
$99
$46
$206
$211
$596
$98
$39
$234
$225
$638
$97
$57
$241
$243
$625
$10
$103
$39
$232
$241
$681
$7
$119
$35
$260
$260
1.0%
$7
22.6%
$154
76.4%
$520
Checking/MMDA/Savings % Trends
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Checking
MMDA/Savings
Ethanol
Certificates
Brokered
Internet

HMN FINANCIAL, INC.

# Classified and Nonperforming Assets


$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
191.0%
20.8%
Classified and NPA Trend
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
NPA's
Classified Assets
Classified as a % of Net Capital

HMN FINANCIAL, INC.

# Net Available Capital



$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
Net Available Capital Trend
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Net Available Capital
Pref Stock / HMN Debt
Capital / ALLL / HMN Cash

Net Available Capital = (Bank-Capital + Allowance for Loan Losses (ALLL) + HMN-Cash) – (HMN-Preferred Stock and Debt)

HMN
FINANCIAL, INC.